SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): November 25, 2005


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of January 1, 2005 providing for the issuance of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2005-2)


                     STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                 333-115858-41              74-2440850
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                          745 Seventh Avenue, 7th Floor
                               New York, NY 10019
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2005-2 pursuant to the terms of the Trust Agreement, dated as of January 1, 2005 among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC., as Master Servicer, and JPMorgan Chase Bank, N.A., as Trustee.

    On November 25, 2005 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 25, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             Structured  Adjustable  Rate  Mortgage  Loan Trust
             Mortgage Pass-Through  Certificates Series 2005-2

                     JPMORGAN CHASE BANK, N.A., not in its
                     individual capacity but solely as Trustee under the Agreement referred to herein

                By:   /s/  Diane E. Wallace
                      --------------------------------------------
              Name:   Diane E. Wallace
             Title:   Vice President

              Date:   November 29, 2005

                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         November 25, 2005

Exhibit 99.1
Monthly Certificateholder Statement on November 25,, 2005


                 Structured Adjustable Rate Mortgage Loan Trust
               Mortgage Pass-Through Certificates Series 2005-2

                        Statement To Certificateholders
                                 November 25, 2005

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                 Ending
                Face         Principal                                                      Realized      Deferred    Principal
Class          Value         Balance          Principal         Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1       153,443,000.00    87,742,571.78     7,389,034.95    394,716.65     7,783,751.60      0.00       0.00        80,353,536.83
A2       148,000,000.00    84,630,127.30     7,126,927.74    302,288.24     7,429,215.98      0.00       0.00        77,503,199.56
B1         6,972,000.00     6,966,358.16           500.27     27,032.13        27,532.40      0.00       0.00         6,965,857.89
B2         1,945,000.00     1,943,426.08           139.56      7,624.91         7,764.47      0.00       0.00         1,943,286.52
B3         3,567,000.00     3,564,113.55           255.95     14,689.47        14,945.42      0.00       0.00         3,563,857.60
B4         1,459,000.00     1,457,819.35           104.69      6,046.05         6,150.74      0.00       0.00         1,457,714.66
B5         2,432,000.00     2,430,032.00           174.51     11,375.50        11,550.01      0.00       0.00         2,429,857.49
B6           972,000.00       971,213.44            69.75      5,257.33         5,327.08      0.00       0.00           971,143.69
B7           810,000.00       809,344.54            58.12      3,640.90         3,699.02      0.00       0.00           809,286.42
B8         1,621,000.00     1,619,688.27           116.31      7,286.29         7,402.60      0.00       0.00         1,619,571.96
B9         1,783,000.00     1,781,557.18           127.94      8,014.47         8,142.41      0.00       0.00         1,781,429.24
B10        1,302,547.00     1,301,492.97            93.46      5,854.87         5,948.33      0.00       0.00         1,301,399.51
R                100.00             0.00             0.00          0.00             0.00      0.00       0.00                 0.00
P                  0.00             0.00             0.00     60,753.55        60,753.55      0.00       0.00                 0.00
TOTALS   324,306,647.00   195,217,744.62    14,517,603.25    854,580.36    15,372,183.61      0.00       0.00       180,700,141.37
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
               Original       Beginning                                                                                 Ending
                Face         Notional                                                      Realized      Deferred    Notional
Class          Value         Balance          Principal         Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A2X1    148,000,000.00    84,630,127.30       0.00            74,900.59          74,900.59   0.00       0.00          77,503,199.56
A2X2    148,000,000.00    84,630,127.30       0.00             3,526.26           3,526.26   0.00       0.00          77,503,199.56
BX       17,347,000.00    17,332,962.59       0.00             5,948.26           5,948.26   0.00       0.00          17,331,717.87
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class    Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                    Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A1       863579KG2    571.82518447     48.15491714       2.57239920      50.72731633     523.67026733      A1            5.398291 %
A2       863579KH0    571.82518446     48.15491716       2.04248811      50.19740527     523.67026730      A2            4.286250 %
B1       863579KL1    999.19078600      0.07175416       3.87724182       3.94899598     999.11903184      B1            4.506250 %
B2       863579KM9    999.19078663      0.07175321       3.92026221       3.99201542     999.11903342      B2            4.556250 %
B3       863579KN7    999.19079058      0.07175498       4.11815812       4.18991309     999.11903560      B3            4.786250 %
B4       863579KP2    999.19078136      0.07175463       4.14396847       4.21572310     999.11902673      B4            4.816250 %
B5       863579KQ0    999.19078947      0.07175576       4.67742599       4.74918174     999.11903372      B5            5.224153 %
B6       863579KR8    999.19078189      0.07175926       5.40877572       5.48053498     999.11902263      B6            5.224153 %
B7       863579KS6    999.19079012      0.07175309       4.49493827       4.56669136     999.11903704      B7            5.398291 %
B8       N/A          999.19078964      0.07175200       4.49493523       4.56668723     999.11903763      B8            5.398291 %
B9       N/A          999.19079080      0.07175547       4.49493550       4.56669097     999.11903533      B9            5.398291 %
B10      N/A          999.19079312      0.07175173       4.49493953       4.56669126     999.11904139      B10           5.398291 %
R        N/A            0.00000000      0.00000000       0.00000000       0.00000000       0.00000000      R             5.398291 %
TOTALS                601.95418881     44.76504994       2.63509974      47.40014968     557.18913886
-----------------------------------------------------------------------------------------------------    -------------------------
                                                                                                                     Current
                         Beginning                                                       Ending             Class    Pass-thru
Class     Cusip         Notional          Principal       Interest       Total           Notional                    Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A2X1     863579KJ6    571.82518446      0.00000000       0.50608507       0.50608507     523.67026730      A2X1          1.062041 %
A2X2     863579KK3    571.82518446      0.00000000       0.02382608       0.02382608     523.67026730      A2X2          0.050000 %
BX       863579KT4    999.19078746      0.00000000       0.34289848       0.34289848     999.11903326      BX            0.411811 %
---------------------------------------------------------------------------------------------------    --------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Ashia Miller
           JPMorgan Chase Bank, N.A. - Structured Finance Services NY
                             4 NY Plaza 6th Fl.,
                            New York, New York 10004
                              Tel: (212) 623-4481
                              Fax: (212) 623-5858
                       Email: ashia.n.miller@jpmorgan.com


                             COLLATERAL GROUP DETAIL
Weighted Average Coupon Rate                                                        5.651059%
Beginning Weighted Average Net Rate (Pass Through Rate)                             5.398291%
Ending Weighted Average Net Rate (Pass Through Rate)                                5.397331%
Beginning Loan Count                                                                516
Ending Loan Count                                                                   479
Beginning Scheduled Balance                                                         195,217,745.08
Ending Scheduled Balance                                                            180,700,141.83
Scheduled Principal                                                                 14,019.06
Unscheduled Principal                                                               14,503,584.19
Net Liquidation Proceeds                                                            0.00
Insurance Proceeds                                                                  0.00
Advances                                                                            0.00
Scheduled Interest                                                                  919,322.44
Servicing Fee                                                                       41,120.41
Master Servicing Fee                                                                0.00
Trustee Fee                                                                         0.00
Net Interest                                                                        878,201.91
Realized Loss Amount                                                                0.00
Cumulative Realized Loss                                                            0.00
Cumulative Loss as a Percentage of Original Collateral                              0.000000%
Bankruptcy Loss                                                                     0.00
Fraud Loss                                                                          0.00
Interest Adjustments from prior periods                                             0.00
Special Hazard Loss                                                                 0.00
Prepayment Penalties                                                                60,753.55
Relief Act Interest Shortfall                                                       0.00
Prepayment Interest Shortfall                                                       0.00

Sec. 4.03(ix)                              Number and Aggregate Principal Amounts
                                            Group Totals
                                                                                      Principal
                                           Category              Number                Balance               Percentage
                                        1 Month                   2                    1,493,528.84            0.83 %
                                        2 Month                   0                            0.00            0.00 %
                                        3 Month                   1                      640,000.00            0.35 %
                                        Total                     3                    2,133,528.84            1.18 %

                                           Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                           Group Totals
                                                                 Principal
                                            Number               Balance                Percentage
                                                      1              450,000.00                  0.25 %

Sec. 4.03(x)                               Number and Aggregate Principal Amounts of REO Loans
                                           Group Totals
                                                                 Principal
                                            Number               Balance                Percentage
                                                      0                    0.00                  0.00 %

Fraud Loss Limit                                                                                          6,486,132.00
Bankruptcy Loss Limit                                                                                       100,000.00
Special Hazard Loss Limit                                                                                 6,755,000.00

Sec. 4.03(xii)                             Aggregate Outstanding Interest Shortfalls

Class A1 Shortfall                                                                                                0.00
Class A2 Shortfall                                                                                                0.00
Class a2x1 Shortfall                                                                                              0.00
Class a2x2 Shortfall                                                                                              0.00
Class B1 Shortfall                                                                                                0.00
Class B2 Shortfall                                                                                                0.00
Class B3 Shortfall                                                                                                0.00
Class BX Shortfall                                                                                                0.00
Class B4 Shortfall                                                                                                0.00
Class B5 Shortfall                                                                                                0.00
Class B6 Shortfall                                                                                                0.00
Class B7 Shortfall                                                                                                0.00
Class B8 Shortfall                                                                                                0.00
Class B9 Shortfall                                                                                                0.00
Class B10 Shortfall                                                                                               0.00
Class R Shortfall                                                                                                 0.00

              Relief Act and Prepayment Interest Shortfalls

Class A1 Relief Act and Prepayment Interest Shortfall                                                             0.00
Class A2 Relief Act and Prepayment Interest Shortfall                                                             0.00
Class a2x1 Relief Act and Prepayment Interest Shortfall                                                           0.00
Class a2x2 Relief Act and Prepayment Interest Shortfall                                                           0.00
Class B1 Relief Act and Prepayment Interest Shortfall                                                             0.00
Class B2 Relief Act and Prepayment Interest Shortfall                                                             0.00
Class B3 Relief Act and Prepayment Interest Shortfall                                                             0.00
Class BX Relief Act and Prepayment Interest Shortfall                                                             0.00
Class B4 Relief Act and Prepayment Interest Shortfall                                                             0.00
Class B5 Relief Act and Prepayment Interest Shortfall                                                             0.00
Class B6 Relief Act and Prepayment Interest Shortfall                                                             0.00
Class B7 Relief Act and Prepayment Interest Shortfall                                                             0.00
Class B8 Relief Act and Prepayment Interest Shortfall                                                             0.00
Class B9 Relief Act and Prepayment Interest Shortfall                                                             0.00
Class B10 Relief Act and Prepayment Interest Shortfall                                                            0.00
Class R Relief Act and Prepayment Interest Shortfall                                                              0.00
Total Relief Act and PPIS                                                                                         0.00


Sec. 4.03(xv)             Subordiante Floating Rate Certificate Shortfall:
                Carryover Balance with respect to such Distribution Date
                Class B1                                                                                     0.00
                Class B2                                                                                     0.00
                Class B3                                                                                     0.00
                Class B4                                                                                     0.00
                Class B5                                                                                     0.00
                Class B6                                                                                     0.00

                Interest Carryover Amount Occured This Period
                Class B1                                                                                     0.00
                Class B2                                                                                     0.00
                Class B3                                                                                     0.00
                Class B4                                                                                     0.00
                Class B5                                                                                   443.82
                Class B6                                                                                   888.25

                Interest Carryover Amount Paid This Period
                Class B1                                                                                     0.00
                Class B2                                                                                     0.00
                Class B3                                                                                     0.00
                Class B4                                                                                     0.00
                Class B5                                                                                   443.72
                Class B6                                                                                   888.25

                Remaining Interest Carryover Amount
                Class B1                                                                                     0.00
                Class B2                                                                                     0.00
                Class B3                                                                                     0.00
                Class B4                                                                                     0.00
                Class B5                                                                                     0.00
                Class B6                                                                                     0.00


Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.
